UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 29, 2016

Date of reporting period: February 29, 2016

ITEM 1.    REPORTS TO STOCKHOLDERS.

FEB    02.29.16

ANNUAL REPORT

AB ALL MARKET GROWTH PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

April 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AB All Market Growth Portfolio (the “Fund”), for the annual reporting period ended February 29, 2016.

Investment Objective and Policies

The Fund’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser’s”) determination of reasonable risk. Total return is the sum of capital appreciation and income.

The Fund invests dynamically in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies. In making asset allocation decisions, the Adviser will use fundamental and quantitative analysis and its proprietary dynamic asset allocation process. This process generates forecasts of volatility, correlation and expected return that allow the Adviser to gauge changes in the risk/return trade-off across a range of asset classes. The Adviser may make frequent adjustments to the Fund’s asset class exposures based on this continued monitoring of risks and potential returns.

In addition, the Adviser will seek to allocate the Fund’s investments such that the Fund’s asset classes contribute to its overall expected risk and volatility in a more balanced manner than is typical in a portfolio with approximately equal allocations to equity and fixed-income securities, where volatility often can be attributed largely to equities. This means that the Fund will generally have greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. In addition to these risk considerations, the Adviser will consider its forecasts for return as well as risk in making asset allocation decisions. To achieve the overall risk/return profile that the Adviser believes is most appropriate in light of the Fund’s investment objective, a combination of direct securities investments, derivative instruments and reverse repurchase agreements will be used to gain asset class exposure so that the Fund’s aggregate exposure will generally be substantially in excess of its net assets (i.e., so that the Fund is effectively leveraged).

The asset classes in which the Fund may invest include: equity (generally large-capitalization equity securities and related derivatives; also small- and mid-capitalization equity securities and related derivatives to a lesser degree); fixed-income (sovereign debt obligations; interest rate derivatives); credit (corporate debt securities, including high-yield debt securities or “junk bonds”, and credit derivatives such as credit default swaps); real assets, including: commodities, commodity-linked derivative instruments, including futures and options thereon, and companies engaged in commodity businesses; real estate investment trusts (“REITs”) and other real estate-related securities; inflation-linked securities and related derivatives; and currencies.

The Fund’s investments within each asset class will generally be index-based—i.e., portfolios of securities intended to track the performance of a

AB ALL MARKET GROWTH PORTFOLIO •	1

particular index and index-based exchange-traded funds (“ETFs”) and derivatives. The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

ETFs and derivatives, such as options, futures, forwards and swaps, may provide more efficient and economical exposure to market segments than direct investments, and the Fund’s market exposures may at times be achieved almost entirely through investments in ETF shares and/or through the use of derivatives. Shares of ETFs and derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to invest in ETFs or to enter into derivatives transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a significant portion of the Fund’s assets may be held in cash or invested in cash equivalents, such as short-term US government and agency securities, repurchase agreements and money market funds.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

2	• AB ALL MARKET GROWTH PORTFOLIO

Investment Results

The table on page 7 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), its secondary benchmark, the Barclays Global Treasury Bond Index (US dollar hedged) and its blended benchmark, composed of 60% MSCI World Index (net) / 40% Barclays Global Treasury Bond Index (US dollar hedged), for the six- and 12-month periods ended February 29, 2016.

All share classes had negative absolute returns for both periods. The Fund outperformed the primary benchmark for the six-month period and underperformed for the 12-month period. For both periods, the Fund underperformed the secondary and blended benchmarks. In both periods, US Treasuries were among the best performing asset class, with slightly positive returns. US equities were flat over the six-month period and negative for the 12-month period. International developed, and emerging-market equity returns were negative, and commodities were among the worst performers in both periods.

Within the Fund’s bond holdings, decisions to diversify global Treasuries with allocations to investment-grade and high-yield credit detracted from performance over both periods versus the primary and secondary benchmarks. Within equities, a position in emerging-market equities detracted from returns. Allocations to commodities also detracted from performance versus the primary and secondary benchmarks.

During both periods, the Fund utilized derivatives for hedging and investment purposes including futures, forwards, interest rate swaps, inflation swaps and purchased and written options, which detracted from performance in absolute terms. Total return swaps added during both periods, while credit default swaps added during the six-month period and detracted during the 12-month period.

Market Review and Investment Strategy

The first half of the 12-month period ended February 29, 2016 was characterized by relatively low volatility while the second half experienced above-average volatility levels. Beginning with the Chinese currency devaluation in August 2015, volatility spiked, and concerns since then surrounding commodity prices, emerging-markets growth and central bank policies contributed to elevated levels of risk and declines in riskier asset classes over the six-month period.

The Fund carried above-average risk in the beginning and latter halves of the period as volatility rose across asset classes. Throughout the majority of the period, the Fund held an above-average share of risk in growth-sensitive assets (such as equities and credit) relative to the Fund’s typical historical risk levels, but recently decreased this share. In the first half of the period, the Fund held an average share of risk in inflation-sensitive assets (such as commodities and REITs) while in the second half, the Fund held a below-average share of risk in them. For defensive assets (such as government bonds), the Fund held a below-average share of risk in the first half while increasing this share in the second half.

AB ALL MARKET GROWTH PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index (net) and the Barclays Global Treasury Bond Index (US dollar hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. The Barclays Global Treasury Bond Index (US dollar hedged) represents the performance of Treasuries within global investment-grade fixed-income markets. The blended benchmark represents a blended performance barometer consisting of a mix of each Index as noted. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of the Fund’s assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value (“NAV”) when one of these asset classes is performing better or worse than others.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET GROWTH PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Debt Security Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

AB ALL MARKET GROWTH PORTFOLIO •	5

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 29, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Growth Portfolio
Class 1*	-4.01%	-11.85%

Class 2*	-3.89%	-11.62%

Class A	-3.96%	-11.76%

Class C	-4.31%	-12.46%

Advisor Class†	-3.94%	-11.63%

Class Z†	-3.89%	-11.62%

Primary Benchmark: MSCI World Index (net)	-5.18%	-11.00%

Secondary Benchmark: Barclays Global Treasury Bond Index (US dollar hedged)	4.29%	3.50%

Blended Benchmark: 60% MSCI World Index (net) / 40% Barclays Global Treasury Bond Index (US dollar hedged)	-1.32%	-5.23%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET GROWTH PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/16/11* TO 2/29/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Growth Portfolio Class A shares (from 12/16/2011* to 2/29/2016) as compared to the performance of its benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/16/2011.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB ALL MARKET GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-11.85%	-11.85%
3 Years	-0.76%	-0.76%
Since Inception†	2.38%	2.38%

Class 2 Shares*
1 Year	-11.62%	-11.62%
3 Years	-0.50%	-0.50%
Since Inception†	2.65%	2.65%

Class A Shares
1 Year	-11.76%	-15.48%
3 Years	-0.77%	-2.21%
Since Inception†	2.38%	1.33%

Class C Shares
1 Year	-12.46%	-13.28%
3 Years	-1.48%	-1.48%
Since Inception†	1.63%	1.63%

Advisor Class Shares‡
1 Year	-11.63%	-11.63%
3 Years	-0.51%	-0.51%
Since Inception†	2.64%	2.64%

Class Z Shares‡
1 Year	-11.62%	-11.62%
Since Inception†	-6.89%	-6.89%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 4.80%, 4.54%, 5.50%, 5.93%, 5.34% and 6.05% for Class 1, Class 2, Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.05%, 0.80%, 1.05%, 1.80%, 0.80% and 0.80% for Class 1, Class 2, Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 1, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception dates: 12/16/2011 for Class 1, 2, A, C and Advisor Class shares; 11/4/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET GROWTH PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-7.24%
3 Years	-0.06%
Since Inception†	3.25%

Class 2 Shares*
1 Year	-7.02%
3 Years	0.19%
Since Inception†	3.52%

Class A Shares
1 Year	-11.30%
3 Years	-1.54%
Since Inception†	2.18%

Class C Shares
1 Year	-8.84%
3 Years	-0.83%
Since Inception†	2.48%

Advisor Class Shares‡
1 Year	-7.02%
3 Years	0.19%
Since Inception†	3.52%

Class Z Shares‡
1 Year	-7.12%
Since Inception†	-3.89%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception dates: 12/16/2011 for Class 1, 2, A, C and Advisor Class shares; 11/4/2014 for Class Z shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, certain institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

10	• AB ALL MARKET GROWTH PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$960.40	$5.12	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class C
Actual	$1,000	$956.90	$8.76	1.80%
Hypothetical**	$1,000	$1,015.91	$9.02	1.80%
Advisor Class
Actual	$1,000	$960.60	$3.90	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class R
Actual	$1,000	$959.90	$6.33	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class K
Actual	$1,000	$959.90	$5.12	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class I
Actual	$1,000	$961.10	$3.90	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class Z
Actual	$1,000	$961.10	$3.90	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class 1
Actual	$1,000	$959.90	$5.12	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class 2
Actual	$1,000	$961.10	$3.90	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB ALL MARKET GROWTH PORTFOLIO •	11

Expense Example

PORTFOLIO SUMMARY

FEBRUARY 29, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $16.0

PORTFOLIO BREAKDOWN†

Developed Markets Equities
U.S. Large Cap	21.22%
International Large Cap	11.46%
U.S. Mid-Cap	1.67%
U.S. Small-Cap	1.83%

Other Equities
Emerging Market Equities	4.43%
Real Estate Equities	1.49%

Fixed Income
U.S. Bonds	61.18%
International Bonds	50.41%
TIPS	47.84%

Opportunistic Assets
Commodities	7.07%
Emerging Credit	4.37%
High Yield Credit	8.05%
Investment Grade Credit	9.03%

*	All data are as of February 29, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see the “Portfolio Breakdown” on this page and the “Portfolio of Investments” section of the report for additional details).

†	All data are as of February 29, 2016. The Fund’s portfolio breakdown includes derivatives exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages is in excess of 100% in light of the leveraging effect of the derivative transactions.

12	• AB ALL MARKET GROWTH PORTFOLIO

Portfolio Summary

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 29, 2016

Company		Shares		U.S. $ Value

INVESTMENT COMPANIES – 9.7%
Funds and Investment Trusts – 9.7%
iShares Core MSCI Emerging Markets ETF		18,790		$694,854
iShares JP Morgan USD Emerging Markets Bond ETF(a)		6,540		702,265
Vanguard REIT ETF		2,040		156,489

Total Investment Companies (cost $1,529,186)				1,553,608

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 8.7%
United States – 8.7%
U.S. Treasury Inflation Index 0.125%, 4/15/19-7/15/22 (TIPS)	U.S.$	740		745,537
0.625%, 7/15/21 (TIPS)		221		229,159
1.125%, 1/15/21 (TIPS)		149		157,509
1.25%, 7/15/20 (TIPS)		80		85,240
1.375%, 1/15/20 (TIPS)		37		39,402
1.875%, 7/15/19 (TIPS)		106		114,518
2.125%, 1/15/19 (TIPS)		19		20,067

Total Inflation-Linked Securities (cost $1,368,776)				1,391,432

		Shares
SHORT-TERM INVESTMENTS – 70.5%
Investment Companies – 70.5%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.40%(b)(c) (cost $11,295,113)		11,295,113		11,295,113

		Principal Amount (000)
Time Deposits – 0.0%
BBH, Grand Cayman (0.31)%, 3/01/16	EUR	1		1,598
(0.13)%, 3/01/16	JPY	620		5,500
0.005%, 3/01/16	HKD	– 0	–*	– 0	–^
0.05%, 3/01/16	CAD	– 0	–*	– 0	–^
0.15%, 3/01/16	U.S.$	1		601
6.15%, 3/01/16	ZAR	– 0	–*	– 0	–^

Total Time Deposits (cost $7,588)				7,699

Total Short-Term Investments (cost $11,302,701)				11,302,812

Total Investments Before Security Lending Collateral for Securities Loaned – 88.9% (cost $14,200,663)				14,247,852

AB ALL MARKET GROWTH PORTFOLIO •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%
Investment Companies – 4.4%
AB Exchange Reserves – Class I, 0.41%(b)(c) (cost $699,200)	699,200	$699,200

Total Investments – 93.3% (cost $14,899,863)		14,947,052
Other assets less liabilities – 6.7%		1,075,163

Net Assets – 100.0%		$16,022,215

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	8	March 2016	$737,219	$752,790	$15,571
Brent Crude Oil Futures	3	March 2016	108,470	109,710	1,240
Cocoa Futures	2	May 2016	58,860	59,100	240
Coffee Futures	2	May 2016	87,713	86,288	(1,425)
Corn Futures	7	May 2016	126,263	124,950	(1,312)
Cotton No.2 Futures	3	May 2016	87,580	84,750	(2,830)
EURO STOXX 50 Index Futures	26	March 2016	876,125	824,995	(51,131)
Euro-Bund Futures	18	March 2016	3,166,133	3,261,853	95,720
FTSE 100 Index Futures	5	March 2016	410,670	419,169	8,499
Gold 100 oz. Futures	3	April 2016	328,980	370,320	41,340
Hang Seng Index Futures	1	March 2016	122,694	122,544	(150)
LME Tin Futures	1	April 2016	80,100	79,350	(750)
LME Zinc Futures	1	April 2016	43,938	44,019	81
Long GILT Futures	35	June 2016	5,902,070	5,938,815	36,745
Low Sulphur Gasoil Futures	1	April 2016	32,775	33,000	225
Mini MSCI Emerging Markets Index Futures	1	March 2016	40,330	37,087	(3,243)
Natural Gas Futures	5	March 2016	99,050	85,550	(13,500)
NY Harbor ULSD Futures	2	March 2016	92,009	91,871	(139)
Russel 2000 Index Futures	1	March 2016	109,210	103,170	(6,040)
S&P 500 E-Mini Futures	35	March 2016	3,463,903	3,376,625	(87,278)
S&P Mid 400 E-Mini Futures	2	March 2016	259,794	266,540	6,746
S&P/TSX 60 Index Futures	1	March 2016	110,076	111,441	1,365
Silver Futures	2	May 2016	151,500	149,180	(2,320)

14	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2016	Unrealized Appreciation/ (Depreciation)
Soybean Futures	5	May 2016	$216,438	$215,251	$(1,187)
Soybean Meal Futures	2	May 2016	52,600	52,500	(100)
Soybean Oil Futures	6	May 2016	111,907	111,132	(775)
Sugar #11 (World) Futures	14	April 2016	224,381	225,165	784
TOPIX Index Futures	3	March 2016	365,527	342,171	(23,356)
U.S. T-Note 10 Yr Futures (CBT)	48	June 2016	6,259,992	6,264,750	4,758
U.S. T-Note 5 Yr Futures (CBT)	18	June 2016	2,178,844	2,177,719	(1,125)
U.S. Ultra Bond Futures (CBT)	5	June 2016	869,625	865,781	(3,844)
Wheat Futures (CBT)	2	May 2016	45,450	45,325	(125)
WTI Crude Oil Futures	1	March 2016	33,540	33,750	210

Sold Contracts
30 Day Federal Fund Futures	80	December 2016	33,165,986	33,157,652	8,334
Bloomberg Commodity Index Futures	124	March 2016	936,140	943,640	(7,500)

					$13,728

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	62,325	USD	514	3/18/16	$(38,573)
BNP Paribas SA	USD	397	EUR	362	3/18/16	(2,727)
Brown Brothers Harriman & Co.	AUD	229	USD	167	3/18/16	2,815
Brown Brothers Harriman & Co.	CAD	154	USD	113	3/18/16	(691)
Brown Brothers Harriman & Co.	CHF	47	USD	48	3/18/16	595
Brown Brothers Harriman & Co.	CHF	91	USD	90	3/18/16	(1,263)
Brown Brothers Harriman & Co.	EUR	248	USD	267	3/18/16	(3,124)
Brown Brothers Harriman & Co.	EUR	181	USD	200	3/18/16	2,178
Brown Brothers Harriman & Co.	GBP	281	USD	417	3/18/16	25,673
Brown Brothers Harriman & Co.	GBP	79	USD	111	3/18/16	(27)
Brown Brothers Harriman & Co.	JPY	79,242	USD	662	3/18/16	(41,081)
Brown Brothers Harriman & Co.	SEK	635	USD	75	3/18/16	600
Brown Brothers Harriman & Co.	USD	166	AUD	229	3/18/16	(2,285)
Brown Brothers Harriman & Co.	USD	51	AUD	73	3/18/16	700
Brown Brothers Harriman & Co.	USD	176	CAD	234	3/18/16	(2,536)
Brown Brothers Harriman & Co.	USD	80	CHF	79	3/18/16	(740)
Brown Brothers Harriman & Co.	USD	59	CHF	60	3/18/16	908
Brown Brothers Harriman & Co.	USD	314	EUR	292	3/18/16	3,899
Brown Brothers Harriman & Co.	USD	67	EUR	62	3/18/16	(252)
Brown Brothers Harriman & Co.	USD	161	GBP	105	3/18/16	(14,745)
Brown Brothers Harriman & Co.	USD	772	JPY	94,701	3/18/16	67,830
Brown Brothers Harriman & Co.	USD	26	SEK	226	3/18/16	367
Brown Brothers Harriman & Co.	USD	48	SEK	409	3/18/16	(265)

AB ALL MARKET GROWTH PORTFOLIO •	15

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	CHF	200	USD	204	6/17/16	$2,236
Brown Brothers Harriman & Co.	GBP	183	USD	255	6/17/16	(70)
Brown Brothers Harriman & Co.	JPY	14,314	USD	127	6/17/16	(319)
Brown Brothers Harriman & Co.	USD	83	AUD	116	6/17/16	(816)
Brown Brothers Harriman & Co.	USD	79	CAD	109	6/17/16	1,703
Brown Brothers Harriman & Co.	USD	672	EUR	607	6/17/16	(9,657)
Brown Brothers Harriman & Co.	USD	32	GBP	22	6/17/16	(1,086)
Brown Brothers Harriman & Co.	USD	714	JPY	79,474	6/17/16	(6,545)
Brown Brothers Harriman & Co.	USD	236	JPY	27,068	6/17/16	4,939
Citibank, NA	USD	179	EUR	160	6/17/16	(4,228)
Goldman Sachs Bank USA	USD	236	JPY	27,996	3/18/16	12,042
HSBC Bank USA	USD	161	JPY	18,871	3/18/16	6,788
HSBC Bank USA	EUR	232	USD	255	6/17/16	2,114
JPMorgan Chase Bank, NA	USD	204	CHF	200	6/17/16	(2,279)
Royal Bank of Scotland PLC	EUR	400	USD	439	3/18/16	3,713
UBS AG	EUR	143	USD	155	3/18/16	(791)
UBS AG	USD	276	EUR	257	3/18/16	3,847
UBS AG	USD	392	GBP	256	3/18/16	(35,372)
UBS AG	JPY	24,581	USD	219	6/17/16	(61)

						$(26,586)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 29, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	1.07%		$50	$(66)	$(420)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	1.07		140	(184)	(1,103)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	1.07		140	(184)	(1,232)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	1.07		180	(236)	(1,676)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	1.07		220	(289)	(2,139)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	1.07		260	(341)	(2,266)
iTraxx Europe Series 24, 5 Year Index, 12/20/20*	1.00	0.99	EUR	120	327	(1,411)
iTraxx Europe Series 24, 5 Year Index, 12/20/20*	1.00	0.99		130	355	(1,480)
iTraxx Europe Series 24, 5 Year Index, 12/20/20*	1.00	0.99		170	463	(2,044)

					$(155)	$(13,771)

*	Termination date

16	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Portfolio of Investments

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$110	11/12/25	2.163%	CPI#	$(1,304)
Citibank, NA	800	2/26/26	1.938%	CPI#	722
Citibank, NA	190	3/02/26	1.945%	CPI#	118
Deutsche Bank AG	700	10/07/25	2.155%	CPI#	(8,529)
Deutsche Bank AG	160	10/27/25	2.108%	CPI#	(1,522)
Deutsche Bank AG	220	11/11/25	2.155%	CPI#	(2,519)
Deutsche Bank AG	350	11/17/25	2.165%	CPI#	(4,157)
Deutsche Bank AG	870	12/23/25	2.150%	CPI#	(9,106)
Goldman Sachs International	440	11/16/25	2.158%	CPI#	(5,050)
JPMorgan Chase Bank, NA	285	10/06/25	2.050%	CPI#	(2,038)
JPMorgan Chase Bank, NA	2,400	1/07/26	2.075%	CPI#	(15,806)

					$(49,191)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, N.A.
iBoxx $ Liquid High Yield Total Return Index	5,897	LIBOR	$1,270	6/20/16	$32,722

Pay Total Return on Reference Obligation
UBS AG
Russell 2000 Index	38	LIBOR Minus 0.70%	183	10/17/16	5,057

					$37,779

*	Principal amount less than 500.

^	Less than $0.50.

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

AB ALL MARKET GROWTH PORTFOLIO •	17

Consolidated Portfolio of Investments

Currency Abbreviation:

AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
JPY – Japanese Yen
SEK – Swedish Krona
USD – United States Dollar
ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WTI – West Texas Intermediate

See notes to financial statements.

18	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 29, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,905,550)	$2,952,739 (a)
Affiliated issuers (cost $11,994,313—including investment of cash collateral for securities loaned of $699,200)	11,994,313
Cash	961,080
Cash collateral due from broker	913,525
Unrealized appreciation on forward currency exchange contracts	142,947
Receivable for investment securities sold	81,617
Receivable from Adviser	65,927
Receivable for variation margin on exchange-traded derivatives	44,077
Unrealized appreciation of total return swaps	37,779
Dividends and interest receivable	4,901
Unrealized appreciation on inflation swaps	840
Receivable for capital stock sold	33

Total assets	17,199,778

Liabilities
Payable for collateral received on securities loaned	699,200
Unrealized depreciation on forward currency exchange contracts	169,533
Audit and tax fee payable	111,604
Unrealized depreciation on inflation swaps	50,031
Payable for variation margin on exchange-traded derivatives	20,057
Payable for investment securities purchased	16,082
Transfer Agent fee payable	6,147
Distribution fee payable	259
Accrued expenses and other liabilities	104,650

Total Liabilities	1,177,563

Net Assets	$16,022,215

Composition of Net Assets
Capital stock, at par	$195
Additional paid-in capital	17,012,814
Distributions in excess of net investment income	(71,988)
Accumulated net realized loss on investment and foreign currency transactions	(927,255)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,449

$16,022,215

See notes to consolidated financial statements.

AB ALL MARKET GROWTH PORTFOLIO •	19

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$719,549	84,668	$8.50	*

C	$254,106	30,097	$8.44

Advisor	$1,604,396	187,995	$8.53

R	$8,171	1,004	$8.14

K	$8,177	1,004	$8.14

I	$3,424,231	419,457	$8.16

1	$8,166	1,004	$8.13

2	$8,195	1,004	$8.16

Z	$9,987,224	1,222,738	$8.17

*	The maximum offering price per share for Class A shares was $8.88, which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $687,232 (See Note E).

See notes to consolidated financial statements.

20	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Investment Income
Interest	$38,087
Dividends
Unaffiliated issuers	32,461
Affiliated issuers	14,939
Securities lending income	1,852	$87,339

Expenses
Advisory fee (see Note B)	82,273
Distribution fee—A	1,994
Distribution fee—C	1,604
Distribution fee—K	23
Distribution fee—R	44
Distribution fee—1	23
Transfer agency—A	5,899
Transfer agency—C	1,190
Transfer agency—Advisor	13,327
Transfer agency—R	12
Transfer agency—K	11
Transfer agency—I	7,252
Transfer agency—1	7
Transfer agency—2	7
Transfer agency—Z	3,596
Audit and tax	114,118
Custodian	84,069
Registration fees	96,268
Legal	43,687
Administrative	50,270
Printing	30,517
Directors’ fees	21,404
Miscellaneous	66,188

Total expenses	623,783
Less: expenses waived and reimbursed by the Adviser (see Note B)	(509,758)

Net expenses		114,025

Net investment loss		(26,686)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(384,922)
Swaps		(91,423)
Futures		(711,881)
Swaptions written		(20,493)
Options written		(8,994)
Foreign currency transactions		(84,279)
Net change in unrealized appreciation/depreciation on:
Investments		73,852
Swaps		(53,499)
Futures		(304,641)
Foreign currency denominated assets and liabilities		3,660

Net loss on investment and foreign currency transactions		(1,582,620)

Net Decrease in Net Assets from Operations		$(1,609,306)

See notes to consolidated financial statements.

AB ALL MARKET GROWTH PORTFOLIO •	21

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016		Year Ended February 28, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(26,686)		$(124,047)
Net realized gain (loss) on investment and foreign currency transactions	(1,301,992)		895,406
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(280,628)		(271,315)
Contributions from Affiliates (see Note B)	– 0	–	69

Net increase (decrease) in net assets from operations	(1,609,306)		500,113
Dividends and Distributions to Shareholders from
Net investment income
A	– 0	–	(15,979)
C	– 0	–	(1,232)
Advisor	– 0	–	(38,104)
R	– 0	–	(225)
K	– 0	–	(262)
I	– 0	–	(263,274)
1	– 0	–	(265)
2	– 0	–	(290)
Z	– 0	–	(6,470)
Net realized gain on investment and foreign currency transactions
A	(48,626)		(35,692)
C	(12,115)		(7,706)
Advisor	(109,907)		(68,017)
R	(565)		(446)
K	(565)		(446)
I	(504,941)		(417,319)
1	(565)		(446)
2	(565)		(446)
Z	(47,383)		(6,733)
Capital Stock Transactions
Net increase	6,256,654		197,023

Total increase (decrease)	3,922,116		(166,216)
Net Assets
Beginning of period	12,100,099		12,266,315

End of period (including distributions in excess of net investment income of $(71,988) and $(56,322), respectively)	$16,022,215		$12,100,099

See notes to consolidated financial statements.

22	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 29, 2016

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 28 portfolios: AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio, AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi- Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB All Market Income Portfolio, AB All Market Alternative Return Portfolio, AB Concentrated International Growth Portfolio, AB International Strategic Core Portfolio, AB Emerging Markets Core Portfolio and AB Asia Ex-Japan Equity Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio and AB Select US Long/Short Portfolio are each diversified Portfolios. All of the other Portfolios are nondiversified. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. AB All Market Alternative Return Portfolio commenced operations on March 9, 2015. AB Concentrated International Growth Portfolio commenced operations on April 15, 2015. AB International Strategic Core Portfolio commenced operations on July 29, 2015. AB Emerging Markets Core Portfolio commenced operations on September 9, 2015. AB Asia Ex-Japan Equity Portfolio commenced operations on December 3, 2015. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Growth Portfolio (the “Fund”). From December 15, 2014 until January 20, 2015, the Fund was known as AllianceBernstein All Market Growth Portfolio. Prior to December 15, 2014, the Fund was known as the AllianceBernstein Dynamic All Market Fund. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to

AB ALL MARKET GROWTH PORTFOLIO •	23

Notes to Consolidated Financial Statements

commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Dynamic All Market (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 29, 2016, net assets of the Fund amounted to $16,022,215, of which $1,168,388, or 7%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective November 4, 2014, the Fund commenced offering of Class Z shares. Class B, Class R, Class K and Class I shares are not currently being offered. As of February 29, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co., LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 1, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Company is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

24	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid-level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

AB ALL MARKET GROWTH PORTFOLIO •	25

Notes to Consolidated Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or

26	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AB ALL MARKET GROWTH PORTFOLIO •	27

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 29, 2016:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$1,553,608		$	– 0	–	$	– 0	–	$1,553,608
Inflation-Linked Securities	– 0	–		1,391,432			– 0	–	1,391,432
Short-Term Investments:
Investment Companies	11,295,113			– 0	–		– 0	–	11,295,113
Time Deposits	– 0	–		7,699			– 0	–	7,699
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	699,200			– 0	–		– 0	–	699,200

Total Investments in Securities	13,547,921			1,399,131			– 0	–	14,947,052
Other Financial Instruments*:
Assets
Futures	213,359			8,499			– 0	–	221,858	†
Forward Currency Exchange Contracts	– 0	–		142,947			– 0	–	142,947
Inflation (CPI) Swaps	– 0	–		840			– 0	–	840
Total Return Swaps	– 0	–		37,779			– 0	–	37,779
Liabilities
Futures	(130,250)			(77,880)			– 0	–	(208,130	)†
Forward Currency Exchange Contracts	– 0	–		(169,533)			– 0	–	(169,533)
Centrally Cleared Credit Default Swaps	– 0	–		(13,771)			– 0	–	(13,771	)†
Inflation (CPI) Swaps	– 0	–		(50,031)			– 0	–	(50,031)

Total^	$13,631,030			$1,277,981		$	– 0	–	$14,909,011

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the consolidated portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and

28	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

AB ALL MARKET GROWTH PORTFOLIO •	29

Notes to Consolidated Financial Statements

no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (and all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

30	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80%, 1.05%, 0.80% and 0.80% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. The Expense Caps may not be terminated before July 1, 2016. For the year ended February 29, 2016, such waiver/reimbursement amounted to $459,488. Prior to July 1, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.10% of daily average net assets for Class A shares.

For the year ended February 28, 2015, the Adviser reimbursed the Fund $69 for trading losses incurred due to trade entry errors.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended February 29, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $50,270.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,945 for the year ended February 29, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $25 from the sale of Class A shares and received $11 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares for the year ended February 29, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the

AB ALL MARKET GROWTH PORTFOLIO •	31

Notes to Consolidated Financial Statements

public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended February 29, 2016 is as follows:

Market Value February 28, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2016 (000)	Dividend Income (000)
$2,894	$29,203	$20,802	$11,295	$15

Brokerage commissions paid on investment transactions for the year ended February 29, 2016 amounted to $31,472, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. Effective July 1, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class, Class I, Class 2 and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $77 and $104 for Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

32	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended February 29, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$7,099,718	$6,569,653
U.S. government securities	4,098,526	9,880,394

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swaps and futures) are as follows:

Cost	$17,877,709

Gross unrealized appreciation	$48,400
Gross unrealized depreciation	(1,815,478)

Net unrealized depreciation	$(1,767,078)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

AB ALL MARKET GROWTH PORTFOLIO •	33

Notes to Consolidated Financial Statements

During the year ended February 29, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended February 29, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and

34	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended February 29, 2016, the Fund held purchased options for hedging and non-hedging purposes.

AB ALL MARKET GROWTH PORTFOLIO •	35

Notes to Consolidated Financial Statements

During the year ended February 29, 2016, the Fund held written options for hedging and non-hedging purposes.

For the year ended February 29, 2016, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 2/28/15	– 0	–	$	– 0	–
Options written	4,758			234,308
Options expired	(1,605)			(60,262)
Options bought back	(3,153)			(174,046)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/29/16	– 0	–	$	– 0	–

For the year ended February 29, 2016, the Fund had the following transactions in written swaptions:

	Number of Contracts			Premiums Received
Swaptions written outstanding as of 2/28/15	$	– 0	–		– 0	–
Swaptions written		14,500,000			157,806
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(14,500,000)			(157,806)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 2/29/16	$	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to

36	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB ALL MARKET GROWTH PORTFOLIO •	37

Notes to Consolidated Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended February 29, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

38	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of February 29, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended February 29, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended February 29, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

AB ALL MARKET GROWTH PORTFOLIO •	39

Notes to Consolidated Financial Statements

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended February 29, 2016, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

40	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

At February 29, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$840		Unrealized depreciation on inflation swaps	$50,031

Interest rate contracts	Unrealized appreciation on total return swaps	32,722

Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	161,128	*	Receivable/Payable for variation margin on exchange- traded derivatives	4,969	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	142,947		Unrealized depreciation on forward currency exchange contracts	169,533

Credit contracts				Receivable/Payable for variation margin on exchange-traded derivatives	13,771	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	44,120	*	Receivable/Payable for variation margin on exchange-traded derivatives	31,963	*

Equity contracts	Unrealized appreciation on total return swaps	5,057

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	16,610	*	Receivable/Payable for variation margin on exchange-traded derivatives	171,198	*

Total		$403,424			$441,465

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the consolidated portfolio of investments.

AB ALL MARKET GROWTH PORTFOLIO •	41

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended February 29, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(15,057)	$(16,469)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	457,774	111,156

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(63,399)	51,157

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	(4,659)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	(82,187)	3,211

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(13,440)	– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(103,554)	– 0	–

42	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(48,088)	$(40,847)

Credit contracts	Net realized gain/(loss) on swaptions written	(20,493)

Commodity contacts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(733,917)	59,827

Commodity contacts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(27,184)	– 0	–

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(435,738)	(475,624)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(18,767)	– 0	–

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(1,094)	3,817

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	(4,335)	– 0	–

Total		$(1,114,138)	$(303,772)

AB ALL MARKET GROWTH PORTFOLIO •	43

Notes to Consolidated Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended February 29, 2016:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$88,877	(a)
Average notional amount of sale contracts	$3,156,999

Credit Default Swaps:
Average notional amount of sale contracts	$331,153	(b)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,437,066
Average principal amount of sale contracts	$1,604,311

Futures:
Average notional amount of buy contracts	$17,870,499
Average notional amount of sale contracts	$23,716,979	(c)

Inflation Swaps:
Average notional amount	$3,531,000	(d)

Interest Rate Swaps:
Average notional amount	$3,177,401	(e)

Total Return Swaps:
Average notional amount	$490,679	(b)

Purchased Options:
Average monthly cost	$73,850	(b)

(a)	Positions were open for four months during the reporting period.

(b)	Positions were open for eight months during the reporting period.

(c)	Positions were open for five months during the reporting period.

(d)	Positions were open for ten months during the reporting period.

(e)	Positions were open for two months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 29, 2016.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$2,434	$(2,434)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$2,434	$(2,434)	$	– 0	–	$	– 0	–	$	– 0	–

44	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Brown Brothers Harriman & Co.	$114,443		$(85,502)		$	– 0	–	$	– 0	–	$28,941
Citibank, N.A.	33,562		(4,228)			– 0	–		– 0	–	29,334
Goldman Sachs International/ Goldman Sachs Bank USA	12,042		(5,050)			– 0	–		– 0	–	6,992
HSBC Bank USA	8,902		– 0	–		– 0	–		– 0	–	8,902
Royal Bank of Scotland	3,713		– 0	–		– 0	–		– 0	–	3,713
UBS AG	8,904		(8,904)			– 0	–		– 0	–	– 0	–

Total	$181,566		$(103,684)		$	– 0	–	$	– 0	–	$77,882	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$156	$	– 0	–	$	– 0	–	$	– 0	–	$156
Morgan Stanley & Co., LLC**	19,901		(2,434)			(17,467)			– 0	–	– 0	–

Total	$20,057		$(2,434)			$(17,467)		$	– 0	–	$156

OTC Derivatives:
Barclays Bank PLC	$1,304	$	– 0	–	$	– 0	–	$	– 0	–	$1,304
BNP Paribas SA	41,300		– 0	–		– 0	–		– 0	–	41,300
Brown Brothers Harriman & Co	85,502		(85,502)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	4,228		(4,228)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	25,833		– 0	–		– 0	–		– 0	–	25,833
Goldman Sachs International/ Goldman Sachs Bank USA	5,050		(5,050)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	20,123		– 0	–		– 0	–		– 0	–	20,123
UBS AG	36,224		(8,904)			– 0	–		– 0	–	27,320

Total	$219,564		$(103,684)		$	– 0	–	$	– 0	–	$115,880	^

AB ALL MARKET GROWTH PORTFOLIO •	45

Notes to Consolidated Financial Statements

The following table presents the Subsidiary’s derivative liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral pledged by the Subsidiary as of February 29, 2016.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$41,643	$	– 0	–	$	– 0	–	$	– 0	–	$41,643

Total	$41,643	$	– 0	–	$	– 0	–	$	– 0	–	$41,643	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at February 29, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Interest payment on these securities can be unpredictable and will vary as the principal and interest are adjusted for inflation. Any adjustment to the principal value of these securities will be included as interest income (or loss) on the consolidated statement of operations.

46	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,852 and $428 from the borrowers and AB Exchange Reserves, respectively, for the year ended February 29, 2016; these amounts are reflected in the consolidated statement of operations. At February 29, 2016, the Fund had securities on loan with a value of $687,232 and had received cash collateral of $699,200 which had been invested into AB Exchange Reserves. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended February 29, 2016 is as follows:

Market Value February 28, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2016 (000)
$300	$6,579	$6,180	$699

AB ALL MARKET GROWTH PORTFOLIO •	47

Notes to Consolidated Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 29, 2016	Year Ended February 28, 2015

Class A
Shares sold	15,994	44,200	$141,304	$465,226

Shares issued in reinvestment of dividends and distributions	4,997	4,904	46,919	49,169

Shares redeemed	(24,802)	(21,838)	(225,001)	(226,489)

Net increase (decrease)	(3,811)	27,266	$(36,778)	$287,906

Class C
Shares sold	34,489	14,844	$316,865	$159,782

Shares issued in reinvestment of dividends and distributions	1,233	819	11,552	8,397

Shares redeemed	(12,061)	(21,076)	(109,264)	(213,697)

Net increase (decrease)	23,661	(5,413)	$219,153	$(45,518)

Advisor Class
Shares sold	10,374	73,288	$103,300	$760,583

Shares issued in reinvestment of dividends and distributions	11,620	10,576	109,341	105,461

Shares redeemed	(27,405)	(20,986)	(253,050)	(220,433)

Net increase (decrease)	(5,411)	62,878	$(40,409)	$645,611

Class I
Shares redeemed	(477,897)	(99,701)	(4,000,000)	(1,000,000)

Net decrease	(477,897)	(99,701)	$(4,000,000)	$(1,000,000)

Class Z*
Shares sold	1,259,439	30,522	$10,682,617	$297,815

Shares issued in reinvestment of dividends and distributions	5,196	1,355	46,822	12,707

Shares redeemed	(73,621)	(153)	(614,751)	(1,498)

Net increase	1,191,014	31,724	$10,114,688	$309,024

*	Commenced distributions on November 4, 2014.

48	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

Class R, Class K, Class 1 and Class 2 did not have any transactions in capital shares for the years ended February 29, 2016 and February 28, 2015, respectively.

At February 29, 2016, the Adviser owned 22% of the Fund’s outstanding shares.

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of the Fund’s assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s net asset value, or NAV, when one of these asset classes is performing better or worse than others.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt

AB ALL MARKET GROWTH PORTFOLIO •	49

Notes to Consolidated Financial Statements

securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Security Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited Diversification, and could be significantly affected by changes in taxes.

50	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended February 29, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended February 29, 2016 and February 28, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$273,106	$574,414
Long-term capital gains	452,126	288,938

Total taxable distributions paid	725,232	863,352

Total distributions paid	$725,232	$863,352

As of February 29, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	(799,420	)(a)
Unrealized appreciation/(depreciation)	(1,789,952	)(b)

Total accumulated earnings/(deficit)	(2,589,372)

(a)

As of February 29, 2016 the Fund had a net capital loss carryforward of $696,583. At February 29, 2016, the Fund had a qualified late-year ordinary loss deferral of $102,837 which is deemed to arise on March 1, 2016.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, and the tax treatment of earnings from the Subsidiary.

AB ALL MARKET GROWTH PORTFOLIO •	51

Notes to Consolidated Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of February 29, 2016, the Fund had a net short-term capital loss carryforward of $634,180 and a net long-term capital loss carryforward of $62,403 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications, the tax treatment of proceeds from the sale of Treasury inflation-protected securities, the disallowance of a net operating loss, a dividend overdistribution, the tax treatment of realized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities and the book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (“ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

52	• AB ALL MARKET GROWTH PORTFOLIO

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class A
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.21	$ 10.44	$ 10.93	$ 10.66	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.14)	(.10)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.12)	.54	.74	.67	.67
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.15)	.40	.64	.62	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.15)	(.11)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.56)	(.63)	(1.13)	(.35)	– 0	–

Net asset value, end of period	$ 8.50	$ 10.21	$ 10.44	$ 10.93	$ 10.66

Total Return
Total investment return based on net asset value(e)	(11.76)%	4.06%	6.42%	5.95%	6.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$720	$903	$639	$277	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.07%	1.10%	1.10%	1.10	%(f)
Expenses, before waivers/reimbursements	5.27%	5.45%	5.49%	6.44%	88.21	%(f)
Net investment loss(c)	(.37)%	(1.36)%	(.95)%	(.49)%	(.62	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

AB ALL MARKET GROWTH PORTFOLIO •	53

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class C
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.22	$ 10.44	$ 10.94	$ 10.65	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)	(.15)	(.17)	(.13)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.14)	.47	.75	.66	.68
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.22)	.32	.58	.53	.65

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.10)	(.10)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.56)	(.54)	(1.08)	(.24)	– 0	–

Net asset value, end of period	$ 8.44	$ 10.22	$ 10.44	$ 10.94	$ 10.65

Total Return
Total investment return based on net asset value(e)	(12.46)%	3.20%	5.83%	5.12%	6.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$254	$66	$124	$61	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80%	1.80%	1.80%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	6.05%	5.88%	6.17%	8.23%	88.84	%(f)
Net investment loss(c)	(.91)%	(1.43)%	(1.63)%	(1.22)%	(1.29	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

54	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Advisor Class
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 10.23	$ 10.46	$ 10.98	$ 10.67	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.14)	(.06)	(.00	)(d)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)	.57	.74	.64	.68
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)	.43	.68	.64	.67

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.22)	(.22)	(.09)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.56)	(.66)	(1.20)	(.33)	– 0	–

Net asset value, end of period	$ 8.53	$ 10.23	$ 10.46	$ 10.98	$ 10.67

Total Return
Total investment return based on net asset value(e)	(11.63)%	4.27%	6.87%	6.18%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,604	$1,979	$1,365	$895	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.80%	.80%	.80	%(f)
Expenses, before waivers/reimbursements	5.03%	5.29%	5.16%	6.60%	88.12	%(f)
Net investment loss(c)	(.11)%	(1.33)%	(.62)%	(.05)%	(.31	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

AB ALL MARKET GROWTH PORTFOLIO •	55

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class R
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.82	$ 10.13	$ 10.70	$ 10.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.15)	(.11)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.07)	.51	.72	.63	.68
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.12)	.36	.61	.58	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.23)	(.20)	(.25)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.25)	– 0	–

Total dividends and distributions	(.56)	(.67)	(1.18)	(.50)	(.04)

Net asset value, end of period	$ 8.14	$ 9.82	$ 10.13	$ 10.70	$ 10.62

Total Return
Total investment return based on net asset value(e)	(11.93)%	3.72%	6.25%	5.68%	6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30	%(f)
Expenses, before waivers/reimbursements	4.92%	5.17%	4.54%	5.66%	8.89	%(f)
Net investment loss(c)	(.61)%	(1.47)%	(1.04)%	(.51)%	(.79	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

56	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class K
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.81	$ 10.13	$ 10.70	$ 10.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.12)	(.08)	(.03)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	.50	.71	.64	.67
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.11)	.38	.63	.61	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.26)	(.22)	(.28)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.25)	– 0	–

Total dividends and distributions	(.56)	(.70)	(1.20)	(.53)	(.04)

Net asset value, end of period	$ 8.14	$ 9.81	$ 10.13	$ 10.70	$ 10.62

Total Return
Total investment return based on net asset value(e)	(11.84)%	4.01%	6.55%	5.98%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.05%	1.05%	1.05	%(f)
Expenses, before waivers/reimbursements	4.67%	4.77%	4.27%	5.37%	8.61	%(f)
Net investment loss(c)	(.36)%	(1.22)%	(.79)%	(.26)%	(.54	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

AB ALL MARKET GROWTH PORTFOLIO •	57

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class I
Year Ended February 29,	December 16, 2011(a) to February 29, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.81	$ 10.13	$ 10.70	$ 10.63	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.09)	(.06)	(.00	)(d)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	.50	.72	.62	.68
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.09)	.41	.66	.62	.67

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.29)	(.25)	(.31)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.56)	(.73)	(1.23)	(.55)	(.04)

Net asset value, end of period	$ 8.16	$ 9.81	$ 10.13	$ 10.70	$ 10.63

Total Return
Total investment return based on net asset value(e)	(11.62)%	4.29%	6.84%	6.15%	6.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,424	$8,802	$10,098	$10,670	$10,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.80%	.80%	.80	%(f)
Expenses, before waivers/reimbursements	4.35%	4.47%	4.00%	5.12%	8.34	%(f)
Net investment loss(c)	(.09)%	(.88)%	(.54)%	(.01)%	(.30	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

58	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class 1
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.80	$ 10.12	$ 10.69	$ 10.62	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.12)	(.08)	(.03)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	.51	.72	.63	.67
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.11)	.39	.64	.60	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.27)	(.23)	(.29)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.56)	(.71)	(1.21)	(.53)	(.04)

Net asset value, end of period	$ 8.13	$ 9.80	$ 10.12	$ 10.69	$ 10.62

Total Return
Total investment return based on net asset value(e)	(11.85)%	4.04%	6.58%	5.91%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.05%	1.05%	1.05	%(f)
Expenses, before waivers/reimbursements	4.63%	4.75%	4.24%	5.34%	8.57	%(f)
Net investment loss(c)	(.36)%	(1.22)%	(.79)%	(.26)%	(.54	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

AB ALL MARKET GROWTH PORTFOLIO •	59

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class 2
Year Ended February 29, 2016	Year Ended February 28,	December 16, 2011(a) to February 29, 2012
2015	2014	2013

Net asset value, beginning of period	$ 9.81	$ 10.13	$ 10.70	$ 10.63	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.10)	(.06)	(.00	)(d)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	.51	.72	.62	.68
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.09)	.41	.66	.62	.67

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.29)	(.25)	(.31)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.56)	(.44)	(.98)	(.24)	– 0	–

Total dividends and distributions	(.56)	(.73)	(1.23)	(.55)	(.04)

Net asset value, end of period	$ 8.16	$ 9.81	$ 10.13	$ 10.70	$ 10.63

Total Return
Total investment return based on net asset value(e)	(11.62)%	4.30%	6.85%	6.16%	6.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$10	$10	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.80%	.80%	.80	%(f)
Expenses, before waivers/reimbursements	4.37%	4.49%	3.99%	5.10%	8.36	%(f)
Net investment loss(c)	(.11)%	(.97)%	(.54)%	(.01)%	(.29	)%(f)
Portfolio turnover rate	221%	160%	132%	127%	16%

See footnote summary on page 61.

60	• AB ALL MARKET GROWTH PORTFOLIO

Consolidated Financial Highlights

Selected Data for a Share of Capital Stock Outstanding throughout each Period

Class Z
Year Ended February 29, 2016	November 4, 2014(g) to February 28, 2015

Net asset value, beginning of period	$ 9.81	$ 10.03

Income From Investment Operations
Net investment loss(b)(c)	(.03)	(.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)	.46

Net increase/(decrease) in net asset value from operations	(1.08)	.28

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.25)
Distributions from net realized gain (loss) on investment and foreign currency transactions	(.56)	(.25)

Total dividends and distributions	(.56)	(.50)

Net asset value, end of period	$ 8.17	$ 9.81

Total Return
Total investment return based on net asset value(e)	(11.62)%	2.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,987	$311
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80	%(f)
Expenses, before waivers/reimbursements	4.46%	6.00	%(f)
Net investment loss(c)	(.35)%	(5.94	)%(f)
Portfolio turnover rate	221%	160%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Commencement of distribution.

See notes to consolidated financial statements.

AB ALL MARKET GROWTH PORTFOLIO •	61

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of the AB All Market Growth Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB All Market Growth Portfolio (one of the portfolios constituting AB Cap Fund, Inc., (the “Fund”)) as of February 29, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB All Market Growth Portfolio (one of the portfolios constituting the AB Cap Fund, Inc.) at February 29, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2016

62	• AB ALL MARKET GROWTH PORTFOLIO

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended February 29, 2016. For corporate shareholders, 4.77% of dividends paid qualify for the dividends received deduction.

For the taxable period ended February 29, 2016, the Fund designates $13,169 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV sent in early 2016.

AB ALL MARKET GROWTH PORTFOLIO •	63

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2) , Vice President

Brian T. Brugman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110-1548

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Mr. Daniel J. Loewy and Mr. Brian T. Brugman are primarily responsible for the day-to-day management of the Fund’s Portfolio.

64	• AB ALL MARKET GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

AB ALL MARKET GROWTH PORTFOLIO •	65

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)

Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

66	• AB ALL MARKET GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)

Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of The Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.

		120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1990)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

AB ALL MARKET GROWTH PORTFOLIO •	67

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

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Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

AB ALL MARKET GROWTH PORTFOLIO •	69

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an "interested person" of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 55	President and Chief Executive Officer	See above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy, 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Brian T. Brugman, 35	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp, 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

AB ALL MARKET GROWTH PORTFOLIO •	71

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Cap Fund, Inc. (the “Fund”), in respect of AB All Market Growth Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Portfolio, for the Directors of the Portfolio, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual Portfolio companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of

1	It should be noted that the information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Directors on August 4-5, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

3	Prior to December 15, 2014, the Portfolio was known as AB Dynamic All Market Growth Fund.

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what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5

Portfolio	Net Assets 06/30/15 ($MIL)	Fee
All Market Growth Portfolio	$11.9	0.60% of average daily net assets (no breakpoints)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $56,301 (0.456% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.6

4	Jones v. Harris at 1427.

5	The Portfolio was not in existence at the time of the settlement between the Adviser and the NYAG. As a result, the Portfolio’s advisory fee schedule does not follow the category fee schedule established at that time.

6	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.

AB ALL MARKET GROWTH PORTFOLIO •	73

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ written notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

	Expense Cap Pursuant to Expense Limitation Undertaking[7]							Fiscal Year End
Fund	Class	Cap		Net		Gross
All Market Growth Portfolio[8],[9],[10]	Class A Class C Advisor Class R Class K Class I Class 1 Class 2 Class Z	1.05 1.80 0.80 1.30 1.05 0.80 1.05 0.80 0.80	% % % % % % % % %	1.07 1.80 0.80 1.30 1.05 0.80 1.05 0.80 0.80	% % % % % % % % %	5.45 5.88 5.29 5.17 4.77 4.47 4.75 4.49 6.00	% % % % % % % % %	February 28

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial

7	Semi-annual gross expense ratios are annualized.

8	The Adviser waived its entire management fee (advisory and administrative) as a result of the Portfolio’s expense limitation undertaking.

9	The Portfolio’s percentage of net assets allocated to ETFs as of April 30, 2015 is 17.86%. The Portfolio’s acquired fees and expenses ratio related to such ETF holdings is 0.0406%.

10	Prior to July 1, 2014, the expense cap of the Portfolio’s Class A shares was 1.10%. The new expense cap reflects the reduction of 12b-1 fees from 0.30% to 0.25% effective July 1, 2014.

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intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.11 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on June 30, 2015 net assets.12

Portfolio	Net Assets 06/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee
All Market Growth Portfolio	$11.9	Dynamic All market 0.60% on 1st $500 million 0.50% on the balance Minimum account size: $250 m	0.600%

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s DAA strategy. Unlike Dynamic All Market Fund, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB ALL MARKET GROWTH PORTFOLIO •	75

Client portfolios.13 The advisory fee schedules of the Overlay Portfolios are set forth below. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the Overlay Portfolios’ fee schedules been applicable to the Portfolio based on June 30, 2015 net assets:

Fund	Overlay Portfolio	Fee (%)[14]	Fund Advisory Fee (%)
All Market Growth Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% (no breakpoints)	0.60%

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% (no breakpoints)	0.60%

The adviser also manages the AB Variable Products Series Portfolio, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee of the AVPS portfolio that has a somewhat similar investment style as the Portfolio.15

Portfolio	AVPS Portfolio	Fee
All Market Growth Portfolio	Dynamic Asset Allocation Portfolio	0.70% of average daily net assets (no breakpoints)

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Dynamic Diversified Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[16]
All Market Growth Portfolio	Dynamic Diversified Portfolio
	Class A Class I	1.70% 0.90%

13	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed-income and 30% equity). The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

14	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

15	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same fee schedule as the AVPS portfolio.

16	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

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The Adviser provides sub-advisory investment services to certain other investment companies managed by other investment advisers. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on June 30, 2015 net assets.

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
All Market Growth Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.40% on 1st $250 million 0.35% on next $250 million 0.30% on next $1.5 billion 0.28% on next $1.5 billion 0.27% on next $1.5 billion 0.26% on the balance	0.400

	Client #2	AB Sub-Advisory Fee Schedule: 0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.400

	Client #3	AB Sub-Advisory Fee Schedule: 0.35% on first $400 million 0.30% on the balance	0.350

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

AB ALL MARKET GROWTH PORTFOLIO •	77

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL PORTFOLIO COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.17 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[20]	Lipper EG Median (%)	Lipper EG Rank
All Market Growth Portfolio[21]	0.600	0.877	1/12

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

18	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

19	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

20	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services, although as previously noted, the Adviser waived such reimbursement in its entirety. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

21	The Portfolio’s EG includes the Portfolio, eight other Flexible Portfolio (“FX”) funds and three Alternative Global Macro (“AGM”) funds.

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Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[22]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
All Market Growth Portfolio[23]	1.070	1.402	2/12	1.282	5/21

Based on the information provided, the Portfolio has a lower contractual management fee and total expense ratio than the Portfolio’s respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative for calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

22	Most recently completed fiscal year Class A share total expense ratio.

23	The Portfolio’s EU includes the Portfolio, the EG, and all other retail front-end FX and AGM funds, excluding outliers.

AB ALL MARKET GROWTH PORTFOLIO •	79

reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $562, $3,780 and $1,364 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $17,905 in fees from the Portfolio.

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

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V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB ALL MARKET GROWTH PORTFOLIO •	81

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1 and 3 year performance returns and rankings of the Portfolio27 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the period ending May 31, 2015.29

	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
All Market Growth Portfolio
1 year	0.22	4.33	2.27	7/8	78/114
3 year	7.11	3.47	9.67	2/5	59/80

Set forth below are the 1 and 3 year and since inception net performance returns of the Portfolio (in bold)30 versus its benchmark for the period ending May 31, 2015.31

	Periods Ending May 31, 2015 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)
All Market Growth Portfolio	0.22	7.11	6.66
60% MSCI World Index / 40% Barclays Capital Global Treasury Index (USD Hedged)	5.64	11.59	11.14
MSCI World Index	5.70	17.09	15.96
Barclays Capital Global Treasury Index (USD Hedged)	5.25	3.52	3.85
Inception Date: December 16, 2011

27	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Lipper.

28	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a Portfolio in/from a PG/PU are somewhat different from that of an EG/EU.

29	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

30	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

31	The Adviser provided Portfolio and benchmark performance return information for the periods through May 31, 2015.

82	• AB ALL MARKET GROWTH PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

AB ALL MARKET GROWTH PORTFOLIO •	83

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

84	• AB ALL MARKET GROWTH PORTFOLIO

AB Family of Funds

AB ALL MARKET GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMG-0151-0216

ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Growth Fund	2015	$82,758	$—	$30,786
	2016	$85,265	$—	$34,050

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Growth Fund	2015	$375,611	$30,786
			$—
			$(30,786)
	2016	$449,295	$34,050
			$—
			$(34,050)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 29, 2016